EXHIBIT 10.15


     STOCK OPTION AGREEMENT dated as of August 1, 1997 between DICTAPHONE CORPORATION, a Delaware corporation (the "Company"), and JOHN H. DUERDEN (the "Participant").

     WHEREAS, the Participant is currently President and Chief Executive Officer of the Company and, pursuant to the Company's Management Stock Option Plan, as amended (the "Plan"), and upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide the Participant with an incentive to remain in its employ or the employ of one of its Subsidiaries and to increase his interest in the success of the Company by granting to the Participant nonqualified stock options (the "Options") to purchase shares of Common Stock, par value $0.01, of the Company (the "Common Stock");

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

          1. DEFINITIONS; INCORPORATION OF PLAN TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan, a copy of which is attached hereto. This Agreement, the Options and the shares of Common Stock issued pursuant to the exercise of Options (the "Option Shares") shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Agreement, the Plan shall govern. The Date of Grant with respect to the Options shall be the date specified at the foot of the signature page hereof.

          2. STOCKHOLDERS  AGREEMENT;  CERTAIN RESTRICTIONS.  In accordance with
Section 6(f) of the Plan, the Participant and the Company hereby confirm that, effective as of the date hereof, the Participant shall, for purposes of the Stockholders Agreement, be deemed to be a "Stockholder" with respect to the Options and the Option Shares and the Participant agrees to be bound by all the terms of the Stockholders Agreement applicable to such a Stockholder. None of the Option Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of to any third party other than the Company except as provided in the Stockholders Agreement or the Plan. None of the Options may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of, except by will or the laws of descent and distribution. During the Participant's lifetime, an Option shall be exercisable only by the Participant. Each Permitted Transferee (other than the Company) of any Option or Option Share shall, as a condition to the transfer thereof, execute an agreement pursuant to which it shall become a party to the Stockholders Agreement and this Agreement.

          3. GRANT OF OPTIONS. Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants to the Participant, effective as of the Date of Grant, 325,000 Service Options. Each such Option shall entitle the Participant to purchase, upon payment of the Option Price specified at the foot of the signature page hereof, one share of Common Stock. The Options shall be exercisable as hereinafter provided.

          4. TERMS AND CONDITIONS OF OPTIONS. The Options evidenced hereby are subject to the following terms and conditions:

               (a) DURATION OF OPTIONS.  The period for which these  Options are effective shall commence upon the Date of Grant and shall continue until these Options are terminated as hereinafter provided (the "Option Period"). Except as otherwise expressly provided in Section 4(a) hereof, the Options (whether or not exercisable) shall terminate immediately upon the Participant's ceasing to be an employee. The Option Period of these Options shall terminate upon the earliest to occur of (1) the tenth anniversary of the date hereof; (2) the close of business on the date on which the Company acquires any shares of any class of Common Stock owned by the Participant or his Permitted Transferees (as defined in the Stockholders Agreement dated August 11, 1995, by and among the Company, the Management Investors (as defined in the Stockholders Agreement), the Stonington Investor (as defined in the Stockholders Agreement) and the Institutional Investors (as defined in the Stockholders Agreement)(as in effect from time to time, the "Stockholders Agreement")) or any Option held by him or his estate, in each case in connection with a Put Event (as defined in the Stockholders
     Agreement); (3) the close of business on the date on which the Company acquires all shares of Common Stock owned by the Participant or his Permitted Transferee and Options held by him or his estate, in each case in connection with a Call Event (as defined in the Stockholders Agreement); and (4) the following dates:

               (i) the six-month anniversary of the date upon which the Participant holding such Option ceases to be an employee of the Company or its subsidiaries by reason of death;

               (ii) unless otherwise specifically provided in any agreement between the Participant and the Company or one of its subsidiaries, the thirty-day anniversary of the date of the Retirement or Disability (as such terms are defined in the Stockholders Agreement) of the Participant if the Participant retires or is disabled while an employee of the Company or any of its subsidiaries, or the thirty-day anniversary of the date of Involuntary Termination (as defined in the Stockholders Agreement) of the Participant; or

               (iii) immediately upon a Participant's Voluntary Resignation (as defined in the Stockholders Agreement) or termination of employment with the Company or any of its subsidiaries for Cause (as defined in the Stockholders Agreement); provided, however, that notwithstanding anything to the contrary contained in clauses (i), (ii) or (iii) of this Section 4(a), in the event that prior to the time that any Option would otherwise cease to be exercisable pursuant to such clauses (i),
          (ii), or (iii), the Participant (A) exercises a "Put Right" with respect to such "Put Options" (as such terms are described in Section
          3.1 of the Stockholders Agreement) and (B) withdraws all of his Put Options as provided in the last sentence of Section 3.1(b) of the Stockholders Agreement because a Restriction (as defined in the Stockholders Agreement) prevents payment by the Company in cash in respect of such Put Options, then such Options shall not expire, and shall continue to be exercisable until the earlier of (x) the acquisition by the Company for cash of such Put Options pursuant to
          Section 3.1(e) or 3.2(d) (or by the Company's designee pursuant to Section 3.1(f) or 3.2(c)) of the Stockholders Agreement; (y) the later of (1) the thirtieth day after the expiration of any applicable "holdback" or similar arrangement that the Participant has entered into with one or more underwriters in connection with an IPO (as defined in the Stockholders Agreement), (2) if no such agreement is entered into, the thirtieth day after an IPO or (3) the thirtieth day following the effectiveness of a registration statement on Form S-8 with respect to the Option Shares; and (z) the tenth anniversary of the date hereof. In addition, in the event that the Participant has delivered to the Company a Put Notice (as defined in the Stockholders Agreement) with respect to Put Options, and has not withdrawn such Put Notice pursuant to Section 3.1(b) of the Stockholders Agreement, the related Option shall not expire until it has been acquired by the Company (or a designee of the Company) pursuant to Section 3.1 or 3.2 of the Stockholders Agreement.

               (b) EXERCISABILITY AND VESTING OF OPTIONS. Options granted hereunder shall become exercisable pursuant to the following terms and (except as otherwise expressly provided for hereunder or in any agreement between the Company and the Participant) only if the Participant is employed by the Company or any of its subsidiaries (as determined pursuant to Section 10 of the Plan) on the date on which such Option becomes exercisable. An Option (or portion thereof) which becomes exercisable pursuant to the terms of this Section 4(b) is referred to as a "Vested Option." The Options granted hereunder shall vest and become exercisable on a cumulative basis in three installments of 108,334, 108,333 and 108,333 Options on, respectively, the first, second and third anniversaries of the Date of Grant; provided that the Participant remains in the employ of the Company (as determined pursuant to Section 10 of the Plan); and provided, further, that in the event of a Sale (as defined in the Plan) or an IPO (as defined in the Plan) of the Company (x) all outstanding unvested Options held by the Participant shall become fully vested immediately prior to the Effective Date of such Sale or IPO, and (y) appropriate provisions shall be made by the Company to permit the Participant to realize the value of his Options in connection with such Sale to the same extent as if he had exercised in full immediately prior to the effective date of such Sale and participated therein (which, with respect to consideration other than cash, shall be determined in good faith by the Board of Directors).

               (c) PROCEDURE FOR EXERCISE AND PAYMENT FOR SHARES. Exercise of these Options shall be made by the Participant's giving written notice to the Company. Such written notice shall be deemed sufficient for this purpose only if it (i) is delivered to the Company at its principal offices, (ii) states the number of Option Shares with respect to which the Option is being exercised, and (iii) states the date, no earlier than the fifth business day after, and no later than the tenth business day after, the date of such notice, upon which the Option Shares shall be purchased and payment therefor shall be made. The payments for Option Shares purchased pursuant to exercise of these Options shall be made at the principal offices of the Company. Upon
          (x) the exercise of any Option, in compliance with the provisions of this Section 4(c), (y) receipt by the Company of the payment for the Option Shares so purchased together with cash in the amount of (or the making of arrangements referred to in Section 13 of the Plan with respect to) any taxes required to be collected or withheld as a result of the exercise of this Option, and (z) receipt by the Company of an executed copy of the Stockholders Agreement (unless such Participant is already a party thereto or the Company receives such other evidence as the Company may reasonably require to ensure that the Option Shares issuable upon exercise of the Option will be subject to the Stockholders Agreement), the Company shall deliver or cause to be delivered to the Participant so exercising an Option a certificate or certificates for the number of Option Shares with respect to which these Options are exercised and payment is made. The Option Shares shall be registered in the name of the exercising Participant; provided that in no event shall any Option Shares be issued pursuant to exercise of an Option until full payment therefor shall have been made in one of the manners set forth below; and provided, further, that until such payment has been made, the exercising Participant shall have no rights of a shareholder. For purposes of this paragraph, the date of issuance shall be the date upon which payment in full has been received by the Company as provided herein. Notwithstanding the foregoing, if a Put Right has been exercised by the Participant or a Call Right has been exercised by the Company pursuant to the Stockholders Agreement, with respect to the Option, such Option shall be cancelled, effective upon receipt by the Participant of the consideration provided for in the Stockholders Agreement. The exercise price shall be payable at the election of the Participant, in whole or in part, in any one or a combination of cash or Mature Common Stock valued at the Fair Value Price (as defined below) as of the date the notice of exercise is given. Mature Common Stock is defined as shares of Common Stock held by such Participant for more than six months.

               (d) CASH-OUT OF CERTAIN OPTIONS.

                    (i) Without  limiting  any rights of the  Company  under the
               Stockholders Agreement, the Committee or the Board of Directors may in its sole discretion cancel the vested portion of any Option or Options held by a person who is at such time no longer an employee or director of the Company or its subsidiaries in exchange for a cash payment equal to the excess of (x) the Fair Value Price (as defined in the Plan) of the Option Shares subject to such Vested Option, over (y) the Option Price for such Option Shares, multiplied by the number of Option Shares subject to such cancelled Options; PROVIDED, HOWEVER, that the exercise of the right of the Committee or Board of Directors hereunder shall not be made in contemplation of a Sale or an IPO.

                    (ii) Without  limiting  any rights of the Company  under the
               Stockholders Agreement, the Committee or the Board of Directors may cancel any outstanding Options in exchange for a cash payment, or in the discretion of the Committee or the Board of Directors payment of other property, to the Participant equal to the excess of (x) the fair market value (as determined in good faith by the Board of Directors of the Company) of the consideration received per Stonington Share by the Stonington Investor in any sale (by merger, stock purchase or otherwise) to a Person which is not an Affiliate of the Company or any Stonington Investor of all the then issued and outstanding Stonington Shares (as defined in the Stockholders Agreement) (a "TRANSFER EVENT"), over (y) the Option Price for such Option Shares, multiplied by the number of Option Shares subject to such cancelled Options, in each case effective upon the consummation of the Transfer Event.

                    (e) STOCKHOLDER RIGHTS. The Participant shall have no rights as a stockholder with respect to any Option Shares until such Participant shall have exercised the related Options and until a certificate or certificates evidencing such shares shall have been issued to the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

                    (f) DIVIDENDS AND DISTRIBUTIONS.  Any shares of Common Stock or other securities of the Company received by the Participant as a result of a stock distribution to holders of Option Shares, as a stock dividend on Option Shares or pursuant to a similar transaction shall be subject to the same restrictions as such Option Shares, and all references to Option Shares hereunder shall be deemed to include such shares of Common Stock or other securities.

          5. REQUIREMENTS OF LAW AND OF CERTAIN AGREEMENTS. If any law or any regulation of any commission or agency of competent jurisdiction shall require the Company or the exercising Participant to take any action with respect to any Option Shares, then the date upon which the Company shall issue or cause to be issued the certificate or certificates for such Option Shares shall be postponed until full compliance has been made with all such requirements of law or regulation; provided that the Company shall use reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Further, if requested by the Company, at or before the time of the issuance of such Option Shares, the Participant shall deliver to the Company his written statements satisfactory in form and content to the Company, that he intends to hold the Option Shares so acquired by him for investment and not with a view to resale or other distribution thereof to the public in violation of the Securities Act or any applicable state securities or "blue sky" law. Moreover, in the event that the Company shall determine in its sole discretion that, in compliance with the Securities Act or any applicable state securities or "blue sky" law, it is necessary to register any of the Option Shares, or to qualify any such Option Shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no Options may be exercised until the required action has been completed; provided that the Company shall use reasonable efforts to take all necessary action to comply with such requirements of law or regulation. All Option Shares shall bear the legends provided for in the Stockholders Agreement.


               6. MISCELLANEOUS.

               (a) NO RIGHTS TO GRANTS OR CONTINUED EMPLOYMENT. The Participant shall not have any claim or right to receive grants of Options under the Plan. Neither the Plan nor this Agreement nor any action taken or omitted to be taken hereunder or thereunder shall be deemed to create or confer on the Participant any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of the Participant at any time.

               (b) TAX WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to Option Shares acquired pursuant to the exercise of any Option hereunder, such Participant shall pay to the Company, or make arrangements reasonably satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount; PROVIDED, HOWEVER, that such arrangements need not involve the advancement by the Company of any funds to, for or on behalf of any Participant or the incurrence or payment by the Company of any costs or expenses. The obligations of the Company hereunder shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

               (c) NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES. Neither the Plan nor this Agreement shall affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Company, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the assets or business of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

               (d) 1934 ACT. Notwithstanding anything contained in the Plan or this Agreement to the contrary, if the consummation of any transaction under the Plan or this Agreement would result in the possible imposition of liability to the Participant pursuant to Section 16(b) of the 1934 Act, the Board of Directors or the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

               7. SURVIVAL; ASSIGNMENT.

               (a) All agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the issuance to the Participant of the Options and the Option Shares and, notwithstanding any investigation heretofore or hereafter made by the Participant or the Company or on the Participant's or the Company's behalf, shall continue in full force and effect. Without the prior written consent of the Company, the Participant may not assign any of his rights hereunder except by will or the laws of descent and distribution. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the heirs and permitted successors and assigns of such party; and all agreements herein by or on behalf of the Company, or by or on behalf of the Participant, shall bind and inure to the benefit of the heirs and permitted successors and assigns of such parties hereto.

               (b) The Company shall have the right to assign to any of its affiliates any of its rights, or to delegate to any of its affiliates any of its obligations, under this Agreement.

          8. CERTAIN REMEDIES. Without intending to limit the remedies available to the Company, the Participant agrees that damages at law will be an insufficient remedy in the event the Participant violates the terms of this Agreement. The Participant agrees that the Company may apply for and have injunctive or other equitable relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise specifically to enforce, any of the provisions hereof.

          9. NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his attention at the mailing address set forth at the foot of this Agreement (or to such other address as the Participant shall have specified to the Company in writing) and, if to the Company, c/o Stonington Partners, Inc., 767 Fifth Avenue, New York, New York 10153, Attention: Scott M. Shaw, Principal. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

          10. WAIVER. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

          11. ENTIRE AGREEMENT; GOVERNING LAW. This Agreement and the other related agreements expressly referred to herein set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement, both as of the day and year first written above.

                                   DICTAPHONE CORPORATION


                                   By: /S/ DANIEL P. HART
                                       ______________________________________
                                       Name: Daniel P. Hart
                                       Title:   Vice President, Business
                                                Development and General Counsel


                                   PARTICIPANT


                                   /S/ JOHN H. DUERDEN
                                   _________________________________________
                                   Name:     John H. Duerden
                                   Address:



Option Price:    $10.00

Date of Grant:   August 1, 1997